SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

      Date of report (Date of earliest event reported): September 30, 1998




                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)




         DELAWARE                      0-22228                    11-3170868
     (State or other               (Commission File             (IRS Employer
     jurisdiction of                   Number)               Identification No.)
      incorporation)



          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (516) 327-3000




                                      NONE
          (Former name or former address, if changed since last report)



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ITEMS 1, 3-6, 8 AND 9.  NOT APPLICABLE.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         As of the close of business on September 30, 1998 (the "Effective Time"), the merger of Astoria Financial Corporation, a Delaware corporation ("AFC"), and Long Island Bancorp, Inc., a Delaware corporation ("LIB"), was completed with AFC as the surviving corporation, pursuant to an Agreement and Plan of Merger, dated as of the 2nd day of April, 1998, by and between AFC and LIB (the "Merger Agreement"). In addition, immediately after the Effective Time, The Long Island Savings Bank, FSB, a federally chartered savings bank ("Long Island"), merged with and into Astoria Federal Savings and Loan Association, a federally chartered savings and loan association ("AFSL"), with AFSL being the surviving corporation, pursuant to the Merger Agreement and the related Plan of Bank Merger, dated as of the 22nd day of September, 1998, by and between AFSL and Long Island. The Boards of Directors of AFC and AFSL now consist of all of the respective directors of AFC and AFSL immediately prior to the Effective Time, and John J. Conefry, Jr. (former Chairman and Chief Executive Officer of LIB and Long Island), Lawrence W. Peters (former President and Chief Operating Officer of LIB and Long Island), Donald D. Wenk (former Director of LIB and Long Island), Leo J. Waters (former Director of LIB and Long Island), and Robert J. Conway (former Director of LIB and Long Island), each of whom was appointed to the Boards of Directors of AFC and AFSL pursuant to the Merger Agreement.

         Pursuant to the Merger Agreement, each outstanding share of LIB common stock, par value $0.01 per share ("LIB Common Stock"), has been converted into the right to receive 1.15 shares of AFC common stock, par value $0.01 per share ("AFC Common Stock"); PROVIDED, HOWEVER, that no fraction of a whole share of AFC Common Stock will be issued; instead, AFC shall pay an amount of cash, rounded to the nearest cent, to each holder of LIB Common Stock who would otherwise be entitled to a fractional share of AFC Common Stock. As of the Effective Time, shares of LIB Common Stock that were owned by LIB as treasury stock, that were unallocated shares held in LIB's Management Recognition and Retention Plan for Executive Officers or LIB's Management Recognition and Retention Plan for Non-Employee Directors or that were held directly or indirectly by AFC other than in a fiduciary capacity or in satisfaction of a debt previously contracted were canceled and retired. No payment will be made with respect such shares of LIB Common Stock.

         Each holder of options to purchase shares of LIB Common Stock that have been issued by LIB and are outstanding at the Effective Time ("LIB Options") have been converted into options to purchase shares of AFC Common Stock equal to
1.15 multiplied by the number of shares of LIB Common Stock issuable upon exercise of the LIB Options immediately prior to the Effective Time, such product to be rounded up to the nearest whole share of AFC Common Stock. The exercise price per share of each converted LIB Option is equal to the quotient of the exercise price of such LIB Option at the Effective Time divided by 1.15, such quotient to be rounded to the nearest whole cent. A total of 1,399,317 LIB options were converted into options to purchase a maximum of 1,609,330 shares of AFC Common Stock at an exercise price ranging from $10 to $56.85 depending on the exercise price of the original underlying LIB option. As a result of the transaction, the aggregate number of shares of AFC Common Stock that may be issued to former stockholders of LIB and upon the exercise of converted LIB options and options described below is 29,633,320.




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         The Merger was consummated after satisfaction of certain conditions, including but not limited to (i) approval of the Merger Agreement by the stockholders of LIB at a special meeting of stockholders held on August 19, 1998, (ii) approval of the Merger Agreement by the stockholders of AFC at a special meeting of stockholders held on August 19, 1998 and (iii) the receipt of all requisite regulatory approvals.

         Pursuant to the Merger Agreement, AFC appointed ten (10) members of LIB's board of directors as members of a newly-formed advisory board of AFC (the "Advisory Board"). In connection therewith, each such director, who otherwise will not be a director, employee or consultant of AFC, has been granted options to purchase 4,000 shares of AFC Common Stock, for an aggregate of 40,000 shares, at an exercise price of $43.00 per share. The function of the Advisory Board is to advise AFC and its subsidiaries on general business as well as deposit and lending activities in LIB's former market area and to maintain and develop customer relations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) As of the date of this filing, it is impracticable to provide financial statements for AFC or LIB. The required financial statements will be filed as soon as possible and in no event later than December 14, 1998.

         (b) As of the date of this filing, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as possible and in no event later than December 14, 1998.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------

        2.1 Agreement and Plan of Merger, dated as of the 2nd day of April, 1998 by and between Astoria Financial Corporation and Long Island Bancorp, Inc., as amended.*

        99.1                Press Release issued on October 1, 1998.






*Incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-58897) filed by AFC on July 14, 1998.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASTORIA FINANCIAL CORPORATION


                                 By:      /s/ Alan P. Eggleston
                                          -----------------------------------
                                          Alan P. Eggleston, Esq.
                                          Executive Vice President, Assistant
                                          Secretary and General Counsel


Dated: October 5, 1998



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                                  EXHIBIT INDEX



          EXHIBIT                                DESCRIPTION
          -------                                -----------

            2.1 Agreement and Plan of Merger, dated as of the 2nd day of April, 1998 by and between Astoria Financial Corporation and Long Island Bancorp, Inc., as amended.*

            99.1            Press Release issued on October 1, 1998.


























*Incorporated by reference to the Registration Statement on Form S-4 (Registration No. 333-58897) filed by AFC on July 14, 1998.




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